EXHIBIT 99.1

JOINT FILING AGREEMENT

The undersigned hereby agree that a single Schedule 13G (or any amendment thereto) relating to the Class A ordinary shares of Agora Inc. shall be filed on behalf of each of the undersigned and that this Agreement shall be filed as an exhibit to such Schedule 13G. Each of the undersigned acknowledges that each shall be responsible for the timely filing of amendments with respect to information concerning such undersigned reporting person, and for the completeness and accuracy of the information concerning such undersigned reporting person, contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that such reporting person knows or has reason to believe that such information is inaccurate. This Agreement may be executed in any number of counterparts and all of such counterparts taken together shall constitute one and the same instrument.

Date: February 16, 2021

TMT General Partner Ltd.

By:	/s/ LIU, Qin
Name: LIU, Qin
Title: Director

Morningside China TMT GP II, L.P.

By: TMT General Partner Ltd., as its general partner

By:	/s/ LIU, Qin
Name: LIU, Qin
Title: Director

Morningside China TMT Fund II, L.P.

By: Morningside China TMT GP II, L.P., as its general partner

By: TMT General Partner Ltd., as its general partner

By:	/s/ LIU, Qin
Name: LIU, Qin
Title: Director

Morningside China TMT Top Up Fund, L.P.

By: Morningside China TMT GP II, L.P., as its general partner

By: TMT General Partner Ltd., as its general partner

By:	/s/ LIU, Qin
Name: LIU, Qin
Title: Director

Morningside China TMT GP IV, L.P.

By: TMT General Partner Ltd., as its general partner

By:	/s/ LIU, Qin
Name: LIU, Qin
Title: Director

Morningside China TMT Special Opportunity Fund II, L.P.

By: Morningside China TMT GP IV, L.P., as its general partner

By: TMT General Partner Ltd., as its general partner

By:	/s/ LIU, Qin
Name: LIU, Qin
Title: Director

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Morningside China TMT Fund IV Co-Investment, L.P.

By: Morningside China TMT GP IV, L.P., as its general partner

By: TMT General Partner Ltd., as its general partner

By:	/s/ LIU, Qin
Name: LIU, Qin
Title: Director

5Y Capital GP Limited

By:	/s/ LIU, Qin
Name: LIU, Qin
Title: Director

Evolution Special Opportunity Fund I, L.P.

By: 5Y Capital GP Limited, as its general partner

By:	/s/ LIU, Qin
Name: LIU, Qin
Title: Director

Evolution Fund I Co-investment, L.P.

By: 5Y Capital GP Limited, as its general partner

By:	/s/ LIU, Qin
Name: LIU, Qin
Title: Director

18